Exhibit 99.1

Scaling a Global Fintech Leader

Second Quarter Fiscal Year 2022 Investor Presentation

Broadridge

Forward-Looking Statements

This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," and other words of similar meaning are forward-looking statements. In particular, information appearing in the "Fiscal Year 2022 Guidance" section and statements about our three-year objectives are forward-looking statements.

These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, "Item 1A. Risk Factors" of the Annual Report on Form 10-K for the year ended June 30, 2021 (the "2021 Annual Report"), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2021 Annual Report.

These risks include:

- The potential impact and effects of the Covid-19 pandemic ("Covid-19") on the business of Broadridge, Broadridge's results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;
- The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
- Broadridge's reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge's services with favorable pricing terms;
- A material security breach or cybersecurity attack affecting the information of Broadridge's clients;
- Changes in laws and regulations affecting Broadridge's clients or the services provided by Broadridge;
- Declines in participation and activity in the securities markets;
- The failure of Broadridge's key service providers to provide the anticipated levels of service;
- A disaster or other significant slowdown or failure of Broadridge's systems or error in the performance of Broadridge's services;
- Overall market and economic conditions and their impact on the securities markets;
- Broadridge's failure to keep pace with changes in technology and demands of its clients;
- Broadridge's ability to attract and retain key personnel;
- The impact of new acquisitions and divestitures; and
- Competitive conditions.

Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Use of Non-GAAP financial measures, KPIs and foreign exchange rates

Use of Non-GAAP Financial Measures

This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share ("EPS"), and Free cash flow. Please see the "Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures" section of this presentation for more information on Broadridge's use of Non-GAAP measures and reconciliations to GAAP measures.

Key Performance Indicators

Management focuses on a variety of key indicators to plan, measure and evaluate the Company's business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth and Internal Trade Growth. Please refer to Item 7. Management's Discussion and Analysis of Financial Condition of the Company's Form 10-Q for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the "Key Performance Indicators" section and the "Results of Operations" section for a description of Closed sales.

Foreign Exchange Rates

Beginning with the first quarter of fiscal year 2022, the Company revised the foreign exchange rates used to present segment revenues, Closed sales, and supplemental reporting, to further allocate the foreign exchange impact to the individual segment revenue metrics. The presentation of segment revenues and Closed sales for fiscal year 2020 and fiscal year 2021 provided has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted.

Note on Rounding

Amounts presented in this presentation may not sum due to rounding.

Use of Material Contained Herein

The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

A clear path for long term growth



2014
Invest for Growth
2017
Ready for Next
2020
A Global Fintech Leader
2021-2023
Scaling a Global Fintech Leader

A global Fintech leader addressing a large and growing market

Three franchise businesses executing on clear growth strategies grounded in long term trends

Long track record delivering consistent growth and **top quartile total shareholder returns**

Broadridge is a global Fintech leader

Broadridge powers the critical infrastructure behind investing, governance, and communications

$9
TRILLION

Powering $9T per day in fixed income and equity trades

>2
BILLION

Manage more than 2 billion critical mutual fund and equity proxy communications per year

Broadridge has a $52 billion and growing market opportunity


$12B
WEALTH
$52B
CURRENT OPPORTUNITY
$19B
GOVERNANCE
$21B
CAPITAL MARKETS

Technology and operations spend by global banks is over $190 Billion

Three strong growing franchises with $3.2 billion in Recurring revenue


$3.2B
FY'21
RECURRING
REVENUE

Governance
$2.0B Recurring Revenue
7% Four-Year Average Growth

Capital Markets
$661M Recurring Revenue
8% Four-Year Average Growth

Wealth & Investment Management
$525M Recurring Revenue
13% Four-Year Average Growth

Long term growth supported by commitment to ongoing investment

NEAR-TERM

- Scaling to meet incremental position growth and trade growth
- Adding QR codes to facilitate mobile proxy voting
- Invested in Virtual Shareholder Meeting (VSM) solution

MEDIUM-TERM

- Platform development including for Wealth and Global Post-Trade Management (GPTM)
- Continue to scale key products such as SRD II
- Enhancing data intelligence capabilities

LONG-TERM

- LTX fixed income trading platform
- Distributed Ledger Repo (DLR)
- Additional investments across AI, Blockchain and digital to ensure Broadridge remains the technology partner of choice

Long track record of delivering consistent growth and top quartile TSR

	FY'14 – FY'17 (CAGR)	FY'17 – FY'20 (CAGR)	Three-year Growth Objectives (CAGR) FY'20 – FY'23
Organic Recurring revenue growth[1]	**5%**	**5%**	**5-7%**
Recurring revenue growth	**7%**[2]	**7%**	**7-9%**
Adj. Operating Income Margin expansion (bps/ year) (Non-GAAP)[3]	**53**[2]	**80**	**50+**
Adj. Earnings per share growth (Non-GAAP)	**12%**	**12%**[4]	**8-12%**
Annualized Total Shareholder Return[5]	25%	21%	23%[6]

1. *Average Organic Recurring revenue growth per year*
2. *Excluding the NACC acquisition*
3. *Information about the use of non-GAAP measures and a reconciliation to the closest GAAP figures may be found on slides 40-45 of this presentation*
4. *Excluding the impact of the U.S. Tax Act Cuts and Jobs Act (Tax Act). As reported and including the Tax Act impact, Adjusted EPS growth CAGR was 17%*
5. *Annualized cumulative TSR per FactSet. Cumulative TSR formula assumes dividends are reinvested on the ex-date*
6. *Represents FY'21 TSR through November 23, 2021*

Segment Strategy: Investor Communication Solutions ("ICS")

Broadridge

ICS Strategy
Extend our strong and growing Governance franchise

Drive Next-Gen Regulatory

Grow End-to-End Issuer Solutions

Transform Omni-Channel Communications

Build Data-Driven Fund Solutions

A leader at the heart of a **powerful governance network**

Recurring revenues of **$2.0B** and **4-year average annual growth rate of 7%**

Strong and consistent underlying growth trends

Complementary businesses built on deep relationships

Track record of **digital transformation**

Our network links investors, asset managers, and issuers across North America


INTERMEDIARIES
1,000+
Banks and broker-dealers
ISSUERS OF SECURITIES
9,000+
Corporate issuers
30,000+
Mutual funds and ETFs
Broadridge
SHAREHOLDERS
120,000+
Institutional shareholders
170M+
Retail shareholder accounts
200,000+
Financial advisors
REGULATORY BODIES &
TRADE ASSOCIATIONS

Key volume drivers: position and trade volume growth

EQUITY & MUTUAL FUND/ETF POSITION GROWTH


10Y Avg.
Equity 8%
MF/ETF 8%
ITG 5%
26%
11%
11%
9%
8%
8%
8%
11%
10%
9%
10%
10%
1%
2%
7%
4%
3%
4%
6%
2%
FY'12
FY'13
FY'14
FY'15
FY'16
FY'17
FY'18
FY'19
FY'20
FY'21

INTERNAL TRADE GROWTH (ITG)	**1%**	**(4)%**	**8%**	**3%**	**2%**	**3%**	**13%**	**6%**	**9%**	**12%**

ICS Segment Overview

ICS FISCAL YEAR RECURRING REVENUES



7%
Avg. Annual Growth
4%
7%
6%
11%
$2.0B
FY'18
FY'19
FY'20
FY'21



+11%
$1,839
$2,042
YoY Growth
Regulatory
$783
$940
+20%
Data-Driven Fund Solutions
$331
$344
+4%
Issuer
$156
$189
+21%
Customer Communications
$568
$570
0%
FY'20
FY'21

Segment Strategy: Global Technology & Operations ("GTO")

Broadridge

GTO Strategy: Grow Capital Markets franchise and continue building next-gen Wealth & Investment Management franchise

GTO FISCAL YEAR RECURRING REVENUES



10%
Avg. Annual Growth
10%
4%
18%
7%
$1.2B
FY'18
FY'19
FY'20
FY'21



+7%
$1,107
$1,186
Capital Markets
Wealth & Investment Management
$615
$661
$492
$525
YoY Growth
+7%
+7%
FY'20
FY'21

Capital Markets Overview


Enterprise & Data Solutions
Trading Innovation
$9T[1]
LEADING GLOBAL SaaS PLATFORM
Global Simplification
Network Value


8%
Avg. Annual Growth
10%
4%
10%
7%
$661M
FY'18
FY'19
FY'20
FY'21

- **A global leader** in post-trade processing for cash securities
- **Continued growth** driven by evolution of global banks
- Launching **AI-powered fixed income** trading platform
- Itiviti adds **strength, scale, and attractive returns**

1. *In equity and fixed income trades processed on average per day*

Broadridge acquired Itiviti for $2.6B, enhancing its position as a global tech leader across the trade life cycle


Front-Office
OEMS
Connectivity
Network
Post Trade
Middle-and
Back-Office

A modular, multi-asset offering that facilitates access to market liquidity, enables more effective market making, efficient post-trade processing, and a common front-to-back data architecture

A component-based front-to-back offering aligns our offering with critical client needs for:

Simplification
Clients are looking to simplify their technology stack and operating models and reduce solution fragmentation

Mutualization
Market pressures are accelerating front office mutualization

Front-to-back digitization
Firms are looking to drive deeper integration and automation across the trade cycle, particularly in equities and ETDs, which is driving the next wave of technology investments

Trading Innovation
Firms who are looking to drive efficient liquidity, price discovery and improved execution

Wealth & Investment Management Overview


Back Office
Middle Office
Front Office
BROADRIDGE WEALTH PLATFORM


13%
Avg. Annual Growth
10%
4%
29%
7%
$525M
FY'18
FY'19
FY'20
FY'21

- **Leading** provider of back-office capabilities
- Strong set of **differentiated component solutions for front- and middle-office**
- Launching the industry's **only unified front-to-back technology platform**
- Growing **Integrated Investment Management Suite**

Broadridge Business Model

The Broadridge financial model is focused on driving steady revenue growth and consistent earnings per share growth, generated by:

Sustainable **recurring revenue** growth

Investments in our long-term growth strategy

Continued **margin expansion** from our scale and operational efficiencies

Balanced capital allocation leveraging our strong free cash flow businesses

Long runway for growth and a high-quality revenue mix

RECURRING REVENUE GROWTH AS % OF TOTAL



$4.4B
$5.0B
41%
59%
36%
64%
FY'18
FY'21
Recurring Revenue
Event-Driven and Distribution Revenue



$52B
TOTAL
ADDRESSABLE
MARKET

Note: Percentages based on gross revenues before impact of FX.

We are maintaining closed sales momentum…

$ in millions


CLOSED SALES
$228
$232
$240 – $280
FY'20
FY'21
FY'22 Guidance


FY’21 SALES BACKLOG
+8%
$355
$385
FY'20
FY'21
12%
12%
% OF RECURRING REVENUE

…while continuing to expand margin

ADJUSTED OPERATING INCOME MARGIN (NON-GAAP)

75 bps annual

FY’18-21 average Adjusted Operating Income margin expansion



15.9%
17.1%
17.5%
18.1%
~19%
+80 bps
+120 bps
+40 bps
+60 bps
FY'18
FY'19
FY'20
FY'21
FY'22 Guidance

OPERATING INCOME MARGIN (GAAP)

FY'18	FY'19	FY'20	FY'21
13.8%	15.0%	13.8%	13.6%

▲ **Scale**

Natural OpEx leverage from a SaaS business

▲ **Digital**

Margin expansion due to mix shift toward digital

▲ **Efficiency**

Contributions from business reengineering and internal growth

▲▼ **M&A**

Primarily weighted to early-stage businesses

▼ **Investment**

Strategic investment aligned with client demand

Note: Information about our use of Non-GAAP measures and a reconciliation to closest GAAP measures may be found on slides 40-45

Capital allocation

$ in millions, except per share data

SELECT USES OF CASH FY'21



CapEx and Software 1
$101
Client Platform Investments 2
$298
M&A 3
$2.6B

TOTAL CAPITAL RETURNS[4]



DIVIDENDS PER SHARE
$1.46
$1.94
$2.16
$2.30
$2.56 5
YoY Growth
11%
33%
11%
6%
11%
$391
$578
$269
$248
$58 6
FY'18
FY'19
FY'20
FY'21
FY'22

1. *Includes Software purchases and capitalized internal use software.*
2. *Net investments on new client conversions, including development of platform capabilities.*
3. *Acquisition of Itiviti closed on May 12, 2021 for $2.6B, net of cash acquired. Acquisition of AdvisorStream closed in June.*
4. *Capital returns to shareholders through dividends and total share repurchases net of option proceeds.*
5. *Announced fiscal year 2022 dividend amount.*
6. *FY'22 Capital returns YTD.*

Full-year guidance for fiscal year 2022

	FY'22 GUIDANCE [1]
Recurring revenue growth	12-15%
Adjusted Operating Income Margin (Non-GAAP)	~19%
Adjusted Earnings per Share Growth (Non-GAAP)	11-15%
Closed sales	$240-$280M

1. As of November 3, 2021

Scaling a Global Fintech Leader

EARNINGS CONFERENCE CALL

First Quarter Fiscal Year 2022

Broadridge

Key messages

1. Broadridge delivered strong first quarter results

2. Recurring revenue grew 16% propelled by revenue from Closed sales, robust Governance trends, and the continued successful integration of Itiviti

3. Broadridge is executing its strategy across Governance, Capital Markets, and Wealth & Investment Management

4. Reaffirmed fiscal year 2022 guidance, including double-digit Recurring revenue and Adjusted EPS growth, and remain well positioned to achieve the higher end of our three-year financial objectives

Summary financial results

$ in millions, except per share data

SUMMARY FINANCIAL RESULTS[1]	FIRST QUARTER 2022	FIRST QUARTER 2021	*Inc./(Dec.)*
Recurring revenues	**$751**	$650	*16%*
Total revenues	**1,193**	1,017	*17%*
Operating income	**103**	79	*31%*
Adjusted Operating income (Non-GAAP)	**177**	151	*17%*
Adjusted Operating income margin (Non-GAAP)	***14.8%***	*14.8%*	—
Diluted earnings per share	**$0.57**	$0.56	*2%*
Adjusted earnings per share (Non-GAAP)	**$1.07**	$0.98	*9%*
Closed sales	**$30**	$32	*(6)%*

1. *Information about our use of Non-GAAP measures may be found on slides 40-45*

Recurring revenue increased 16% in first quarter 2022

$ in millions

RECURRING REVENUE GROWTH



6%
10%
10%
12 - 15%
FY'19
FY'20
FY'21
FY'22 Guidance
+16%
$650
$751
Q1'21
Q1'22

First quarter 2022 segment Recurring revenues

$ in millions

ICS RECURRING REVENUES


+11%
$369
$410
YoY Growth
Regulatory
$135
$165
+23%
Data-Driven Fund Solutions
$79
$83
+ 5%
Issuer
$18
$21
+ 16%
Customer Comms.
$138
$141
+ 2%
1Q'21
1Q'22

GTO RECURRING REVENUES


+21%
$280
$341
YoY Growth
Capital Markets
$156
$209
+34%
Wealth & Investment Management
$124
$131
+ 6%
1Q'21
1Q'22

Key volume drivers: position and trade volume growth

EQUITY & MUTUAL FUND/ETF POSITION GROWTH


FY'20 FY'21
Equity 10% 26%
MF/ETF 2% 10%
ITG 9% 12%
16%
24%
20%
33%
39%
6%
5%
7%
11%
9%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

TOTAL INTERNAL TRADE VOLUME GROWTH	**12%**	**24%**	**12%**	**(1)%**	**2%**

Note: Q1'21 positions represented 5% of total fiscal year 2021 positions. Q2'21: 8% | Q3'21: 32% | Q4'21: 55%

First quarter 2022 Recurring revenue growth drivers

$ in millions
Pts contribution to growth

FIRST QUARTER 2022 RECURRING REVENUES GREW 16% TO $751M



7%
ORGANIC GROWTH
$650
+7 pts
(2) pts
+2 pts
+9 pts
16%
$751
1Q'21 Recurring Revenue
Closed Sales
Client Losses
Internal Growth
Acquisitions
1Q'22 Recurring Revenue

ICS	**$369M**	8 pts	(2) pts	5 pts	0 pts	**$410M**
GTO	**$280M**	5 pts	(2) pts	(2) pts	20 pts	**$341M**

First quarter 2022 Total revenue growth drivers

$ in millions

Pts contribution to growth

FIRST QUARTER 2022 TOTAL REVENUE GROWTH DRIVERS



$1,017
+10 pts
+3 pts
+4 pts
1 pt
17%
$1,193
1Q'21 Total Revenue
Recurring
Event-Driven
Distribution
FX
1Q'22 Total Revenue

QUARTERLY EVENT-DRIVEN REVENUE



$45
$45
$73
$72
$76
$55M
FY'15-FY'21 QUARTERLY AVERAGE
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22

Operating income margin and Adjusted Operating income margin

OPERATING INCOME MARGIN

	FY'19	FY'20	FY'21	FY'22 Guidance	Q1'21	Q1'22
OPERATING INCOME MARGIN (GAAP)	15.0%	13.8%	13.6%		7.7%	8.7%

ADJUSTED OPERATING INCOME MARGIN (NON-GAAP)



17.1%
+120 bps
17.5%
+40 bps
18.1%
+60 bps
~19%
14.8%
14.8%
FY'19
FY'20
FY'21
FY'22 Guidance
Q1'21
Q1'22

Appendix

Supplemental reporting detail – product line reporting

(Unaudited)

	2020	2021					2022	Q1 %
Dollars in millions	FY	Q1	Q2	Q3	Q4	FY	Q1	Growth
Investor Communication Solutions ("ICS")								
Regulatory	$783	$135	$145	$285	$375	$940	$165	23%
Data-driven fund solutions	331	79	86	86	93	344	83	5%
Issuer	156	18	21	44	106	189	21	16%
Customer communications	568	138	136	162	134	570	141	2%
Total ICS recurring fee revenues	**1,839**	**369**	**387**	**577**	**709**	**2,042**	**410**	11%
Equity and other	78	18	21	40	45	123	28	52%
Mutual Funds	98	27	24	33	28	112	49	80%
Total Event-driven fee revenues	**176**	**45**	**45**	**73**	**72**	**235**	**76**	69%
Distribution	1,446	331	344	447	427	1,549	367	11%
Total ICS Revenues	**$3,461**	**$746**	**$776**	**$1,097**	**$1,208**	**$3,827**	**$854**	14%
Global Technology and Operations ("GTO")								
Capital Markets	$615	$156	$158	$159	$188	$661	$209	34%
Wealth and investment management	492	124	127	137	136	525	131	6%
Total GTO recurring fee revenues	**1,107**	**280**	**285**	**296**	**324**	**1,186**	**341**	21%
Foreign Currency Exchange	(39)	(9)	(6)	(3)	(1)	(19)	(1)	(86)%
Total Revenues	**$4,529**	**$1,017**	**$1,055**	**$1,390**	**$1,532**	**$4,994**	**$1,193**	17%
Closed Sales	$228	$32	$44	$43	$113	$232	$30	(6%)

In the second quarter of fiscal year 2021, the Company changed its presentation of disaggregated revenue by product line disclosures to reflect internal realignment of the Company's revenue reporting, specifically as it relates to Recurring fee revenues. Presentation of disaggregated revenue by product line disclosures in prior periods have been changed to conform to the current period presentation.

Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

Broadridge

Non-GAAP measures

Explanation and Reconciliation of the Company's Use of Non-GAAP Financial Measures

The Company's results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures ("Non-GAAP"). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results.

The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company's business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors' understanding of the Company's operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing our business, the Company's Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation.

Reconciliations of fiscal year 2022 Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share

These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, each as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) IBM Private Cloud Charges, (iv) Real Estate Realignment and Covid-19 Related Expenses, (v) Investment Gain, (vi) Software Charge, (vii) Gain on Acquisition-Related Financial Instrument, (viii) the Gain on Sale of a Joint Venture Investment, (ix) the Gain on Sale of Securities, (x) U.S. Tax Cuts and Jobs Act ("Tax Act") items and (xi) the Message Automation Limited ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company's acquisition activities. IBM Private Cloud Charges represent a charge on the hardware assets to be transferred to IBM and other charges related to the IBM Private Cloud Agreement. Real Estate Realignment and Covid-19 Related Expenses represents certain costs associated with the Company's real estate realignment initiative, including lease exit and impairment charges and other facility exit costs, as well as expenses associated with the Covid-19 pandemic. Investment Gain represents a non-operating, non-cash gain on a privately held investment. Software Charge represents a charge related to an internal use software product that is no longer expected to be used. Gain on Acquisition-Related Financial Instrument represents a non-operating gain on a financial instrument designed to minimize the Company's foreign exchange risk associated with the Itiviti acquisition, as well as certain other non-operating financing costs associated with the Itiviti acquisition. The Gain on Sale of a Joint Venture Investment represents a non-operating, cash gain on the sale of one of the Company's joint venture investments. The Gain on Sale of Securities represents a non-operating gain on the sale of securities associated with the Company's retirement plan obligations. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Act. The MAL investment gain represents a non-cash, nontaxable gain on investment from the Company's acquisition of MAL in March 2017.

Non-GAAP measures

We exclude Acquisition and Integration Costs, IBM Private Cloud Charges, Real Estate Realignment and Covid-19 Related Expenses, the Investment Gain, and the Software Charge, from our Adjusted Operating Income (as applicable), as well as other adjusted earnings measures, because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.

Free Cash Flow

In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities plus Proceeds from asset sales, less Capital expenditures as well as Software purchases and capitalized internal use software.

Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Year ended June 30,							
Dollars in millions	2021	2020	2019	2018	2017	2016	2015	2014
Operating Income (GAAP)	$678.7	$624.9	$652.7	$598.1	$534.0	$502.3	$468.5	$418.3
Adjustments:								
Amortization of acquired intangibles and purchased intellectual property	153.7	122.9	87.4	81.4	72.6	31.8	25.3	22.6
Acquisition and integration costs	18.1	12.5	6.4	8.8	19.1	5.0	5.0	2.1
IBM private cloud charges	—	32.0	—	—	—	—	—	—
Real estate realignment and Covid-19 related expenses	45.3	2.4	—	—	—	—	—	—
Software charge	6.0	—	—	—	—	—	—	—
Adjusted operating income (Non-GAAP)	$901.8	$794.8	$746.5	$688.2	$625.7	$539.2	$498.8	$442.9
Operating income margin (GAAP)	13.6%	13.8%	15.0%	13.8%	12.9%	17.3%	17.4%	16.4%
Adjusted operating income margin (Non-GAAP)	18.1%	17.5%	17.1%	15.9%	15.1%	18.6%	18.5%	17.3%

Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

	Year ended June 30,							
Dollars in millions, except per share amounts	2021	2020	2019	2018	2017	2016	2015	2014
Diluted earnings per share (GAAP)	$4.65	$3.95	$4.06	$3.56	$2.70	$2.53	$2.32	$2.12
Adjustments:								
Amortization of acquired intangibles and purchased intellectual property	1.30	1.05	0.74	0.68	0.60	0.26	0.20	0.18
Acquisition and integration costs	0.15	0.11	0.05	0.07	0.16	0.04	0.04	0.02
IBM private cloud charges	—	0.27	—	—	—	—	—	—
Real estate realignment and Covid-19 related expenses	0.38	0.02	—	—	—	—	—	—
Software charge	0.05	—	—	—	—	—	—	—
Investment gain	(0.07)	—	—	—	—	—	—	—
Gain on acquisition-related financial instrument	(0.53)	—	—	—	—	—	—	—
Gain on sale of a joint venture investment	—	(0.06)	—	—	—	—	—	—
Gain on sale of securities	—	—	—	(0.05)	—	—	—	—
Taxable Adjustments	1.29	1.40	0.79	0.70	0.76	0.30	0.24	0.20
Tax Act items	—	—	—	0.13	—	—	—	—
MAL investment gain	—	—	—	—	(0.08)	—	—	—
Tax impact of adjustments (a)	(0.28)	(0.32)	(0.19)	(0.20)	(0.26)	(0.10)	(0.08)	(0.07)
Adjusted earnings per share (Non-GAAP)	**$5.66**	**$5.03**	**$4.66**	**$4.19**	**$3.13**	**$2.73**	**$2.47**	**$2.25**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $16.9 million, $15.6 million, $19.3 million, $40.9 million of excess tax benefits associated with stock-based compensation for the fiscal years June 30, 2021, 2020, 2019 and 2018 respectively. For fiscal year 2021, the tax impact of adjustments also excludes approximately $10.6 million of Acquisition and Integration Costs, which are not tax-deductible. For fiscal year 2018, the GAAP effective tax rate was also adjusted to exclude the net $15.4 million charges associated with the Tax Act. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Note: Amounts may not sum due to rounding.

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Operating income (GAAP)	$103.3	$78.6
Adjustments:		
Amortization of Acquired Intangibles and Purchased Intellectual Property	68.7	32.3
Acquisition and Integration Costs	2.9	1.7
Real Estate Realignment and Covid-19 Related Expenses	1.8	31.9
Software Charge	—	6.0
Adjusted Operating income (Non-GAAP)	**$176.7**	**$150.6**
Operating income margin (GAAP)	8.7%	7.7%
Adjusted Operating income margin (Non-GAAP)	14.8%	14.8%

Dollars in millions	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Net earnings (GAAP)	$67.2	$65.8
Adjustments:		
Amortization of Acquired Intangibles and Purchased Intellectual Property	68.7	32.3
Acquisition and Integration Costs	2.9	1.7
Real Estate Realignment and Covid-19 Related Expenses	1.8	31.9
Investment Gain	—	(8.7)
Software Charge	—	6.0
Subtotal of adjustments	73.4	63.3
Taxable impact of adjustments (a)	(14.4)	(14.6)
Adjusted Net earnings (Non-GAAP)	**$126.3**	**$114.5**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $4.3 million and $9.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2021 and September 30, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

Dollars in millions, except per share amounts	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Diluted earnings per share (GAAP)	$0.57	$0.56
Adjustments:		
Amortization of Acquired Intangibles and Purchased Intellectual Property	0.58	0.28
Acquisition and Integration Costs	0.02	0.01
Real Estate Realignment and Covid-19 Related Expenses	0.02	0.27
Investment Gain	—	(0.07)
Software Charge	—	0.05
Subtotal of adjustments	0.62	0.54
Taxable impact of adjustments (a)	(0.12)	(0.12)
Adjusted earnings per share (Non-GAAP)	**$1.07**	**$0.98**

Dollars in millions	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020
Net cash flows used in operating activities (GAAP)	$(135.4)	$(44.2)
Capital expenditures and Software purchases and capitalized internal use software	(15.9)	(23.9)
Proceeds from asset sales	—	18.0
Free cash flow (Non-GAAP)	**$(151.4)**	**$(50.2)**

(a) Calculated using the GAAP effective tax rate, adjusted to exclude $4.3 million and $9.3 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2021 and September 30, 2020, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

Reconciliation of GAAP to Non-GAAP measures

(Unaudited)

	Year ended June 30,		
Dollars in millions	2021	2020	2019
Operating income (GAAP)	$678.7	$624.9	$652.7
Adjustments:			
Amortization of Acquired Intangibles and Purchased Intellectual Property	153.7	122.9	87.4
Acquisition and Integration Costs	18.1	12.5	6.4
IBM Private Cloud Charges	—	32.0	—
Real Estate Realignment and Covid-19 Related Expenses	45.3	2.4	—
Software Charge	6.0	—	—
Adjusted operating income (Non-GAAP)	**$901.8**	**$794.8**	**$746.5**
Operating income margin (GAAP)	13.6%	13.8%	15.0%
Adjusted Operating income margin (Non-GAAP)	18.1%	17.5%	17.1%

Reconciliation of Non-GAAP to GAAP measures: Fiscal Year 2022 guidance

(Unaudited)

	Fiscal Year, 2022
Adjusted Earnings Per Share Growth Rate (a)	
Diluted earnings per share – GAAP	(5) – 0% growth
Adjusted earnings per share – Non-GAAP	11-15% growth
Adjusted Operating Income Margin (b)	
Operating income margin % - GAAP	~14%
Adjusted Operating income margin % - Non-GAAP	~19%

(a) Adjusted earnings per share growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Real Estate Realignment and Covid-19 Related Expenses, and is calculated using diluted shares outstanding. Fiscal year 2022 Non-GAAP Adjusted earnings per share guidance estimates exclude, net of taxes, approximately $1.85 per share.

(b) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Real Estate Realignment and Covid-19 Related Expenses. Fiscal year 2022 Non-GAAP Adjusted Operating income margin guidance estimates excludes approximately $280 million.

Broadridge Investor Relations Contacts

W. Edings Thibault
Edings.Thibault@Broadridge.com

Sean Silva
Sean.Silva@Broadridge.com

Broadridge